EXHIBIT 10.68

Facility Offer Letter

Attention: Mflex Suzhou Co., Ltd

With reference to our recent discussion, we are pleased to confirm our agreement to granting you the facility detailed below.

Amount: Up to 200 million RMB or equivalent USD Purpose: Revolving loan Tenor: Three year Security: Clean

Price: The RMB interest rate is 90% of Basic rate according to PBOC. (The interest rate is adjusted once a year)

The Basic RMB Interest Rate of PBOC

Term 6 months 12 months 1-3 years 3-5 years Above 5 years

Basic Rate 4.86% 5.31% 5.40% 5.76% 5.94%

PBOC (31th July 2010)

The USD interest rate is calculated as Libor+XXBPS; BPS is determined by mutual consultation according to USD lending cost in domestic market.

Agricultural Bank of China Suzhou Wuzhong Sub-branch

President sign:

31th July 2010

Address: No. 138 Dongwu Road Wuzhong District Suzhou PRC Post Code: 215128

Number :(86)0512-65655688 Fax:(86)0512-65012010 Email: wzgjb@abocsz.com

中国农业银行
AGRICULTURAL BANK OF CHINA

The Price of Financing Service

Business		Basic price	Favorable price
USD	USD Loan	Negotiated by ABC and MFLEX according to the variation of market price	
	USD Time Deposit	Negotiated by ABC and MFLEX according to the variation of market price	
RMB	Facility	Basic rate	90% of basic rate
	One-day call	0.81%	
	Seven-day call	1.35%	
	Agreement deposit	1.17%	
Remit	Outward Remittances	0.1% at least 50RMB at last 1000rmb	30RMB/PER
	Outstation Payment	0.1% at least 50RMB at last 1000rmb	30RMB/PER
Import L/C	Opening	0.15% at least 300RMB	20% of basic price
	Amendment	200RMB	free
	Acceptance	0.1%	free
	dishonor	100RMB	free
	Shipping guarantee	0.1%	free
	Endorse bill of lading	0.1%	free
Export L/C	Opening	300RMB	free
	Amendment	100RMB	free
	Acceptance	0.2%	free
	dishonor	100RMB	free
	Shipping guarantee	NO	free
	Endorse bill of lading	NO	free
Spot FCY Exchange	Selling	Bid price	Bid price +125bps
	Purchasing	Offer price	Offer price-125bps
Draft	Issue bank acceptance bill	0.55%	0.25%

Notes: the validity of the price of financing services is one year.

中国农业银行股份有限公司吴中支行营业务专用章（01）